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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                   May 1, 2007

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                               DIGIRAD CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                    000-50789               33-0145723
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 (State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                    Identification No.)

                                13950 Stowe Drive
                             Poway, California 92064
          (Address of principal executive offices, including zip code)

                                 (858) 726-1600
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement

Effective May 1, 2007, Digirad Corporation acquired substantially all of the assets of Ultrascan, Inc. ("Ultrascan") in exchange for cash consideration of $7.25 million and the assumption of debt obligations of Ultrascan totaling $1.5 million pursuant to an Asset Purchase Agreement by and among Digirad Corporation, Digirad Imaging Solutions, Inc, Digirad Ultrascan Solutions, Inc., Ultrascan and William "Mickey" King, Jr., the principal stockholder of Ultrascan. The purchase price is subject to a working capital adjustment after the closing of the transaction. Additional consideration, payable in cash and common stock, of up to $3.85 million may be payable to Ultrascan or its designees in the event that Ultrascan achieves certain EBITDA milestones over the next four years.

A copy of a press release dated May 1, 2007, announcing this transaction is attached hereto as Exhibit 99.1 to this current report.

This information and the exhibits hereto are being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

The following exhibits are attached:


Exhibit No.           Description
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99.1                  Press Release dated May 1, 2007.




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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DIGIRAD CORPORATION

                                        By:/s/ Todd Clyde
                                           -----------------------
                                           Todd Clyde
                                           Chief Financial Officer

Date:    May 1, 2007